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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2003

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-BC3)

                                  CWABS, Inc.
            (Exact name of registrant as specified in its charter)



          DELAWARE                      333-105643              95-4596514
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)

  4500 Park Granada                                           91302
Calabasas, California                                      (Zip Code)
 Address of Principal
 Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

            1. Pooling and Servicing Agreement, dated as of June 1, 2003 among CWABS, Inc., as company, Countryside Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    CWABS, INC.


                                    By: /s/ Michael Schloessmann
                                       ------------------------------
                                    Name: Michael Schloessmann
                                    Title:Vice President

Dated: July 15, 2003


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                                 EXHIBIT INDEX

                     Item 601 (a) of     Sequentially
Exhibit              Regulation S-K      Numbered
Number               Exhibit No.         Description              Page
------               -----------         -----------              ----
1                    4                   Pooling and Servicing    5
                                         Agreement


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